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                                                                Exhibit 6(a)



                      CONSENT OF INDEPENDENT ACCOUNTANTS




The Board of Directors of
Kemper Investors Life Insurance Company and
Policy Owners of KILICO Flexible Premium Variable Life Insurance Policies


We consent to the inclusion in this registration statement on Form S-6 (File No. 33-65399) of our report dated February 20, 1998, on our audit of the financial statements of KILICO Variable Separate Account and to the reference to our firm under the caption "Experts".




                                                 /s/ PricewaterhouseCoopers LLP
                                                 PricewaterhouseCoopers LLP




Chicago, Illinois
October 27, 1998


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                      CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors of
Kemper Investors Life Insurance Company and
Policy Owners of KILICO Flexible Premium Variable Life Insurance Policies

We consent to the inclusion in this registration statement on Form S-6 (File No. 33-65399) of our report dated March 18, 1998, on our audit of the consolidated financial statements of Kemper Investors Life Insurance Company and to the reference to our firm under the caption "Experts".



                                                 /s/ PricewaterhouseCoopers LLP
                                                 PricewaterhouseCoopers LLP



Chicago, Illinois
October 27, 1998